Subsequent Events	12 Months Ended
Dec. 31, 2020
Notes
Subsequent Events

14.Subsequent Events

On March 12, 2021, the Company entered into an indefinite consulting agreement with Kbridge Resources Development Corporation. Under the agreement, the Company will receive KRW12,000,000 (approximately US$11,000 using the December 31, 2020 exchange rate) per month beginning, March 12, 2021, for consulting services.

On April 20, 2021, the Company entered into a loan agreement to lend up to $50,000 to Kbridge Resources Development Corporation. This loan accrues interest at 4.6% per annum and matures on April 20, 2022. Interest accrued and principal amount of the loan are repayable on maturity.